Exhibit 99.1

AMENDMENT NO. 2, CONSENT AND WAIVER TO CREDIT AGREEMENT

This AMENDMENT NO. 2, CONSENT AND WAIVER to CREDIT AGREEMENT, dated as of February 24, 2004 (this “Amendment”), is entered into among JohnsonDiversey, Inc., a Delaware corporation (the “Company”), JohnsonDiversey Canada, Inc., an Ontario corporation (the “Canadian Borrower”), Johnson Diversey Holdings II B.V., a Dutch corporation (the “Euro Borrower”), and Johnson Professional Co., Ltd, a Japanese corporation (the “Japanese Borrower” and, with the Company, the Canadian Borrower and the Euro Borrower, collectively, the “Borrowers”), JohnsonDiversey Holdings, Inc., a Delaware corporation (“Holdings”), and Citicorp USA, Inc., as Administrative Agent (as defined below) on behalf each Lender executing a Lender Consent (as defined below), and amends the Credit Agreement, dated as of May 3, 2002, as amended by Amendment No. 1 dated as of August 6, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, Holdings, the Lenders and Issuers (in each case as defined therein) party thereto, Citicorp USA, Inc., as administrative agent for the Lenders and the Issuers (in such capacity, and as agent for the Secured Parties under the other Loan Documents, the “Administrative Agent”), Goldman Sachs Credit Partners L.P., as Syndication Agent for the Lenders and the Issuers, and Bank One NA, ABN Amro Bank N.V., Royal Bank of Scotland plc, New York Branch, and General Electric Capital Corporation as Co-Documentation Agents for the Lenders and Issuers. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Company has requested that the Lenders agree to reduce the rate of interest applicable to the Tranche B Dollar Loans;

WHEREAS, in connection with such requested interest rate reduction and as further described herein, the Company desires to voluntarily prepay certain outstanding Tranche B Dollar Loans under the Credit Agreement in a principal amount equal to the principal amount of the Tranche B Dollar Loans held by the Tranche B Dollar Lenders that are not Consenting Lenders (as defined below) (the “Proposed Prepayment”), with the proceeds of new term loans having identical terms as, the same rights and obligations as, and in the same aggregate principal amounts as, the Tranche B Dollar Loans being so refinanced under the Loan Documents, including as such terms are amended hereby;

WHEREAS, the Company shall pay to each Tranche B Dollar Lender that does not execute and deliver a Lender Consent the principal amount of, and all accrued and unpaid interest on, its Tranche B Dollar Loans plus any amounts owing pursuant to Section 2.14(e) (Breakage Costs) of the Credit Agreement, through the Tranche B Dollar Loan Reduction Effective Date (as defined below) on the Tranche B Dollar Loan Reduction Effective Date;

WHEREAS, the Borrowers have requested that the Administrative Agent and the Requisite Lenders amend the Credit Agreement as set forth herein;

WHEREAS, pursuant to Section 11.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to effect the consents and amendments set forth herein; provided that the amendments set forth in Section 2(a)(iii)

(Amendments to the Credit Agreement) below require the consent of each Lender in respect of which the rate of interest on any Loan outstanding to such Lender is being decreased by the terms of this Amendment; and

WHEREAS, the Lenders party to the attached Acknowledgement and Consent of Lenders to this Amendment (the “Lenders’ Consent”) constituting the Requisite Lenders and, with respect to amendments set forth in Section 2(a)(iii) (Amendments to the Credit Agreement), each Tranche B Dollar Lender, and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend the Credit Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1. Consent and Waiver

Effective as of the Tranche B Dollar Loan Reduction Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 4 (Conditions Precedent to the Tranche B Dollar Loan Reduction) hereof, the Lenders party to the Lenders’ Consent, constituting the Requisite Lenders (such Lenders, the “Consenting Lenders”), and the Administrative Agent agree as follows:

(i) solely in the case of the Proposed Prepayment, to waive the requirement contained in Section 2.8(b)(Optional Prepayments) of the Credit Agreement to provide at least three Business Days’ prior notice to the Administrative Agent of a voluntary prepayment;

(ii) solely in the case of the Proposed Prepayment, to waive the requirement contained in Section 2.8(b)(Optional Prepayments) of the Credit Agreement that partial prepayments shall be in an aggregate amount not less than $5,000,000 or integral multiples of $1,000,000 in excess thereof;

(iii) each Consenting Lender that is a Tranche B Dollar Lender waives its right under Section 2.13(f) (Payments and Computations) of the Credit Agreement to receive its share of the Proposed Prepayment on the Tranche B Dollar Loan Reduction Effective Date and agrees that such share shall be distributed to those Tranche B Dollar Lenders that are not Consenting Lenders; and

(iv) certain Lenders to be determined and acceptable to the Administrative Agent shall make available to the Company additional term loans on identical terms as, and having the same rights and obligations under the Loan Documents as, and being secured by the same collateral as, the Tranche B Dollar Loans under the Loan Documents as amended hereby (such loans, the “Additional Tranche B Dollar Loans”) in an aggregate principal amount equal to the principal amount of the Tranche B Dollar Loans being repaid in connection with the Proposed Prepayment, the proceeds of which Additional Tranche B Dollar Loans shall be used solely to finance the Proposed Prepayment.

Section 2. Amendments to the Credit Agreement

(A) Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to the General Effectiveness of this Amendment) hereof, the Credit Agreement is hereby amended as to all clauses set forth below with the exception of clause (a)(iii), as follows:

(B) Effective as of the Tranche B Dollar Loan Reduction Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 4 (Conditions Precedent to the Tranche B Dollar Loan Reduction) hereof, the Credit Agreement is hereby amended as to clause (a)(iii) as follows:

(a) Amendments to Article I (Definitions, Interpretation and Accounting Terms)

(i) The following definitions are hereby inserted in Section 1.1 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section (and, if applicable, the following definitions shall replace in their entirety existing definitions for the corresponding terms in such section):

“Additional Tranche B Dollar Loans” means the additional Tranche B Dollar Loans, in an aggregate principal amount equal to the aggregate principal amount of Tranche B Dollar Loans held by the Tranche B Dollar Lenders that shall not have consented to the Second Amendment, made available to the Company pursuant to the Second Amendment with identical terms as, and the same rights and obligations as, the Tranche B Dollar Loans made to the Borrowers on the Closing Date under the Loan Documents (including as amended by the Second Amendment).

“EBITDA” means, with respect to any Person for any period (a) Consolidated Net Income of such Person for such period, plus (b) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income but without duplication,

(i) any provision for income taxes,

(ii) Interest Expense,

(iii) loss from extraordinary items,

(iv) amortization and depreciation expense,

(v) all other non-cash charges and non-cash losses for such period, including the amount of any compensation deduction as the result of any grant of Stock or Stock Equivalents to employees, officers, directors or consultants, but excluding all restructuring charges (as determined in conformity with GAAP) and Integration Charges, and

(vi) solely with respect to (x) the Fiscal Quarters ending June 30, 2003, September 30, 2003 and December 31, 2003, (A) restructuring charges (as determined in conformity with GAAP) and Integration Charges whether or not paid in cash and (B) Restructuring Cash Expenditures (as defined in the Credit Agreement as in effect prior to the Second Amendment) for such period and (y) Fiscal Quarters ending in Fiscal Years 2004 and 2005, all restructuring charges (as determined in conformity with GAAP) and Integration Charges whether or not paid in cash during such period in an amount not to exceed $145,000,000 in the aggregate; provided however, that it is understood that there shall be no “add back” for restructuring charges (as determined in conformity with GAAP) and Integration Charges whether or not paid in cash after December 31, 2005.

minus (c) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income but without duplication,

(i) any credit for income tax,

(ii) gains from extraordinary items for such period,

(iii) any aggregate net gain from the sale, exchange or other disposition of capital assets by such Person outside the ordinary course of business,

(iv) any other non-cash gains or other items outside the ordinary course of business which have been added in determining Consolidated Net Income, including any reversal of a charge referred to in clause (b)(v) above by reason of a decrease in the value of any Stock or Stock Equivalent,

(v) the sum of cash expenditures in respect of non-cash charges included in clause (b)(v) above.

Notwithstanding the foregoing, for purposes of determining (a) the Leverage Ratio for any period ending prior to June 27, 2003, EBITDA shall be determined on an annualized basis, that is, by dividing 365 by the number of days in the applicable period and multiplying the result thereof by EBITDA for such period and (b) any Excess Cash Flow, Leverage Ratio or Interest Coverage Ratio for Fiscal Year 2003, EBITDA shall be determined based on the definition EBITDA as in effect prior to the Second Amendment.

“Lender” means each financial institution or other entity that (a) is listed on the signature pages hereof as a “Lender”, (b) from time to time becomes a party hereto by execution of an Assignment and Acceptance or (c) makes Additional Tranche B Dollar Loans available to the Company pursuant to the Terms of the Second Amendment.

“Second Amendment” means that certain Amendment No. 2, Consent and Waiver to this Agreement, dated as of February     , 2004, among the Borrowers, Holdings and the Administrative Agent, on behalf of each Lender that delivered to the Administrative Agent an executed Lenders Consent in the form attached as Exhibit B to the Second Amendment.

“Tranche B Dollar Commitment” means, with respect to each Tranche B Dollar Lender, (i) the commitment of such Lender to make Tranche B Dollar

Loans to the Company in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule I (Commitments) under the caption “Tranche B Dollar Commitment” as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement or (ii) the commitment of such Lender to make Additional Tranche B Dollar Loans to the Company on the Tranche B Dollar Loan Reduction Effective Date in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule IA (Additional Tranche B Dollar Commitments) under the caption “Additional Tranche B Dollar Commitment” as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement. The aggregate principal amount of all Tranche B Dollar Commitments shall be $450,000,000.

“Tranche B Dollar Loan Reduction Effective Date” has the meaning specified in the Second Amendment.

(ii) The following definitions for the following terms are hereby deleted in their entirety from Section 1.1 (Defined Terms) of the Credit Agreement:

“Adjusted Restructuring Charges”

“Restructuring Cash Expenditures”

(iii) Clause (b) of the definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:

(b) with respect to Tranche B Dollar Loans maintained as (i) Base Rate Loans, a rate equal to 1.25% per annum and (ii) Eurocurrency Rate Loans, a rate equal to 2.25% per annum,

(iv) Clause (c)(viii) of the definition of “Excess Cash Flow” is hereby amended and restated in its entirety to read as follows:

(viii) solely for Fiscal Years 2004 and 2005, (A) restructuring charges to the extent included in clause (b)(vi) of the definition of EBITDA and (B) Reserve for Exit Costs and

(v) Clause (e) of the definition of “Permitted Joint Venture” is hereby amended and restated in its entirety to read as follows:

(e) in respect of which all consideration paid in connection with such acquisition (including all transaction costs and all Indebtedness or other obligations (in each case whether contingent or otherwise), including any contractually binding commitment to make future capital contributions, incurred or assumed in connection therewith does not exceed, together with all other Permitted Joint Ventures, an aggregate of the Dollar Equivalent of $25,000,000; provided, however, that at any time after the Company has a Leverage Ratio of 3.5:1 or less (determined for the most recent Financial Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements)), the foregoing limit shall be increased to (i) the Dollar Equivalent of $25,000,000 for each twelve month period; provided further, however, that any such increase shall be eliminated at any time that the Company’s Leverage Ratio exceeds 3.5:1 (determined for the most recent Financial Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements)). Notwithstanding anything to the contrary contained in this clause (e), the Dollar Equivalent limitations set forth above shall exclude consideration paid no later than December 31, 2004 in connection with a joint venture in Europe (including all transaction costs and all Indebtedness or other obligations (in each case whether contingent or otherwise), including any contractually binding commitment to make future capital contributions, incurred or assumed in connection therewith in an amount not to exceed an aggregate of the Dollar Equivalent of $40,000,000.

(vi) Clause (c)(ii) Section 1.3 (Accounting Terms and Principles) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ii) Financial Covenant Debt denominated in any currency other than Dollars shall be translated into Dollars using the average of the foreign exchange rates quoted on each day during the two Fiscal Quarters then ending by the source used by the Company to translate items appearing in its statement of income during such Fiscal Quarter.

(b) Amendments to Article II (The Facilities)

(i) Clause (c)(i) of Section 2.1 (The Commitments) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i) On the terms and subject to the conditions contained in this Agreement, each Tranche B Dollar Lender severally agrees to make a term loan (each a “Tranche B Dollar Loan”) to the Company on the Closing Date or the Tranche B Dollar Loan Reduction Effective Date, as applicable, in an amount not to exceed such Lender’s Tranche B Dollar Commitment which Tranche B Dollar Loan shall be available in Dollars to the Company pursuant to such Lender’s pro rata share of the Tranche B Dollar Commitments. Amounts of Tranche B Dollar Loans repaid or prepaid may not be reborrowed.

(ii) Clause (b) of Section 2.2 (Borrowing Procedures) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) Term Loan Borrowings. All Borrowings of Term Loans shall be made upon receipt of a Notice of Borrowing given by the applicable Borrower to the Administrative Agent not later than 11:00 a.m. (New York Time) (i) on the Closing Date (or, (x) in the case of the Tranche C Loans made pursuant to Amendment No. 1, the Tranche C Amendment Effective Date and (y) in the case of the Additional Tranche B Dollar Loans made pursuant to the Second Amendment, the Tranche B Dollar Loan Reduction Effective Date), in the case of a Borrowing of Base Rate Loans and (ii) three Business Days prior to the Closing Date (or, (x) in the case of the Tranche C Loans made pursuant to Amendment No. 1, the Tranche C Amendment Effective Date and (y) in the case of the Additional Tranche B Dollar Loans made pursuant to the Second Amendment, the Tranche B Dollar Loan Reduction Effective Date), in the case of a Borrowing of Eurocurrency Rate Loans. The Notice of Borrowing shall specify (A) the

Closing Date (or, (x) in the case of the Tranche C Loans made pursuant to Amendment No. 1, the Tranche C Amendment Effective Date and (y) in the case of the Additional Tranche B Dollar Loans made pursuant to the Second Amendment, the Tranche B Dollar Loan Reduction Effective Date), (B) the aggregate amount and, in the case of Tranche B Borrowings, the currency, of such proposed Borrowings (C) whether any portion of the proposed Borrowings will be of Base Rate Loans or Eurocurrency Rate Loans, and (D) the initial Interest Period or Periods for any such Eurocurrency Rate Loans. Term Loans denominated in Dollars or Canadian Dollars shall be made as Base Rate Loans unless (subject to Section 2.14 (Special Provisions Governing Eurocurrency Rate Loans)) the Notice of Borrowing specifies that all or a portion thereof shall be Eurocurrency Rate Loans. Tranche B Euro Loans shall be made as Eurocurrency Rate Loans and shall not be available as Base Rate Loans.

(c) Amendments to Article IV (Representations and Warranties)

(i) Section 4.16 (Use of Proceeds) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Use of Proceeds The proceeds of (a) the Term Loans and the Intercompany Term Loans are being used by each Borrower or each Intercompany Borrower, as the case may be, solely (i) to finance a portion of the Acquisition and for the payment of related transaction costs, fees and expenses and (ii) to refinance existing Indebtedness to be Paid as more fully set forth on Schedule 4.16 (Use of Proceeds) and, (x) in the case of the Tranche C Loans made on the Tranche C Amendment Effective Date, to refinance the Tranche C Loans made on the Closing Date and (y) in the case of Additional Tranche B Dollar Loans made on the Tranche B Dollar Loan Reduction Effective Date, to refinance the aggregate principal amount of Tranche B Dollar Loans held by the Tranche B Dollar Lenders that shall not have consented to the Second Amendment on the Tranche B Dollar Loan Reduction Effective Date and (b) the Revolving Loans, the Letters of Credit and the Intercompany Revolving Loans are being used by each Borrower or each Intercompany Borrower, as the case may be, solely (i) to refinance existing Indebtedness of such Borrower and its Subsidiaries, (ii) to finance a portion of the Acquisition and for the payment of related transaction costs, fees and expenses and (iii) for working capital and general corporate purposes, in each case.

(d) Amendments to Article V (Financial Covenants)

(i) Section 5.1 (Maximum Leverage Coverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 5.1 Maximum Leverage Ratio

The Company shall maintain a Leverage Ratio, as determined as of the last day of each Financial Covenant Period set forth below, for the Financial Covenant Period ending on such day of not more than the maximum ratio set forth below opposite such Financial Covenant Period:

FINANCIAL COVENANT PERIOD ENDING NEAREST TO	MAXIMUM LEVERAGE RATIO
September 30, 2002	5.25 to 1

FINANCIAL COVENANT PERIOD ENDING NEAREST TO	MAXIMUM LEVERAGE RATIO
December 31, 2002	5.25 to 1
March 31, 2003	5.25 to 1
June 30, 2003	5.00 to 1
September 30, 2003	4.75 to 1
December 31, 2003	4.25 to 1
March 31, 2004	4.50 to 1
June 30, 2004	4.50 to 1
September 30, 2004	4.25 to 1
December 31, 2004	3.75 to 1
March 31, 2005	3.75 to 1
June 30, 2005	3.75 to 1
September 30, 2005	3.50 to 1
December 31, 2005	3.25 to 1
March 31, 2006 and thereafter	3.00 to 1

(ii) Section 5.2 (Minimum Interest Coverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 5.2 Minimum Interest Coverage Ratio

The Company shall maintain an Interest Coverage Ratio, as determined as of the last day of each Financial Covenant Period, for the Financial Covenant Period ending on such day, of at least the minimum ratio set forth below opposite such Financial Covenant Period:

FINANCIAL COVENANT PERIOD ENDING NEAREST TO	MINIMUM INTEREST COVERAGE RATIO
September 30, 2002	2.15 to 1
December 31, 2002	2.15 to 1
March 31, 2003	2.15 to 1
June 30, 2003	2.25 to 1
September 30, 2003	2.25 to 1
December 31, 2003	2.75 to 1
March 31, 2004	2.75 to 1
June 30, 2004	2.75 to 1
September 30, 2004	3.00 to 1
December 31, 2004	3.25 to 1
March 31, 2005	3.25 to 1
June 30, 2005	3.50 to 1
September 30, 2005	3.50 to 1
December 31, 2005	4.00 to 1
March 31, 2006 and thereafter	4.00 to 1

(iii) Article V (Financial Covenants) of the Credit Agreement is hereby amended by inserting a new Section 5.4 immediately after Section 5.3 thereof to read in its entirety as follows:

Section 5.4 Restructuring Charges

The Company shall not permit Restructuring Charges to be made or incurred by any JD Entity at any time during Fiscal Years 2004 and 2005 to be in excess of $145,000,000 in the aggregate.

(e) Amendments to Article VI (Reporting Covenants)

(i) Clause (c)(i) of Section 6.1 (Financial Statements) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i) showing in reasonable detail the calculations used in determining the Leverage Ratio (for purposes of determining the Applicable Margin and the Applicable Unused Commitment Fee Rate) and demonstrating compliance with Section 5.4 (Restructuring Charges) and each of the financial covenants contained in Article V (Financial Covenants) that is tested on a quarterly basis,

(f) Amendments to Article VIII (Negative Covenants)

(i) Clause (g) of Section 8.1 (Indebtedness) of the Credit Agreement is hereby amended by replacing the text “150,000,000” in the last line thereof in its entirety with the text “200,000,000”.

(ii) Section 8.1 (Indebtedness) of the Credit Agreement is hereby amended by inserting a new clause (r) immediately after clause (q) thereof to read in its entirety as follows:

(r) Indebtedness arising from a Debt Issuance; provided however, that such Debt Issuance shall (i) be either (A) unsecured or (B) subordinated to the Secured Obligations, (ii) have a maturity of at least one year greater than the Tranche B Maturity Date, (iii) not permit mandatory redemptions prior to the Tranche B Maturity Date and (iv) be on terms satisfactory to the Administrative Agent in its reasonable discretion.

(g) Amendments to Schedules to the Credit Agreement

(1) A new Schedule IA (Additional Tranche B Dollar Commitments) is hereby added to the Credit Agreement with the contents thereof being as set forth in Schedule IA (Additional Tranche B Dollar Commitments) hereto.

Section 3. Conditions Precedent to the General Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”) or duly waived by the Administrative Agent:

(a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent:

(i) this Amendment, duly executed by the Borrowers, Holdings and the Administrative Agent;

(ii) the Consent and Agreement, in the form attached hereto as Exhibit A (each, a “Subsidiary Consent”), executed by each of the Subsidiary Guarantors;

(iii) the Acknowledgment and Consent, in the form attached hereto as Exhibit B (each, a “Lender Consent”), executed by the Lenders which, when combined, constitute the Requisite Lenders;

(iv) a certificate of a Responsible Officer to the effect that each of the conditions set forth in clauses (b), (c), (d) and (e) below has been satisfied; and

(v) such additional documentation as the Lenders party to the Lenders’ Consent or the Administrative Agent may reasonably require;

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agent and each Lender;

(c) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the consents and waivers set forth herein;

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing, on the Amendment Effective Date;

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, on the Amendment Effective Date, seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby; and

(f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the Amendment Effective Date including, without limitation, the fees set forth in Section 6 (Fees and Expenses) hereof and all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

Section 4. Conditions Precedent to the Tranche B Dollar Loan Reduction

This consents and waivers set forth in Section 1 (Consents and Waivers) and the amendment set forth in Section 2(a)(iii) (Amendment to the Credit Agreement) shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied (the “Tranche B Dollar Loan Reduction Effective Date”) or duly waived by the Administrative Agent:

(a) Amendment Effective Date. The Amendment Effective Date shall have occurred.

(b) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Tranche B Dollar Loan Reduction Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

(i) an executed Lender Consent from each Tranche B Dollar Lender (other than the Tranche B Dollar Lenders that are not Consenting Lenders);

(ii) the Joinder Agreement, in the form attached hereto as Exhibit C, executed by each of the Additional Tranche B Dollar Lenders that is not a Lender prior to the Amendment No. 1 Effective Date.

(c) Notice of Prepayment. The Company shall have delivered to the Administrative Agent an irrevocable notice of prepayment of the Tranche B Dollar Loans stating the date of the Proposed Prepayment and the aggregate amount of the Proposed Prepayment.

(d) Interest; Breakage Costs. The Company shall have paid all accrued and unpaid interest on the Tranche B Dollar Loans owing to the Tranche B Dollar Lenders that are not Consenting Lenders; provided, however, it is understood that the existing Interest Periods of the Tranche B Dollar Loans prior to the Tranche B Dollar Loan Reduction Effective Date shall continue on and after the Tranche B Dollar Loan Reduction Effective Date and shall accrue interest at the Applicable Margin in effect on the Tranche B Dollar Loan Reduction Effective Date. The Company shall have paid to the Tranche B Dollar Lenders that are not Consenting Lenders any amounts owing pursuant to Section 2.14(e) (Breakage Costs) of the Credit Agreement.

(e) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith shall be true and correct in all material respects on and as of the Tranche B Dollar Loan Reduction Effective Date as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the consents and waivers set forth herein.

(f) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing on the Tranche B Dollar Loan Reduction Effective Date.

Section 5. Representations and Warranties

On and as of the Amendment Effective Date and on and as of the Tranche B Dollar Loan Reduction Effective Date, after giving effect to this Amendment, the Borrowers and Holdings hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment and the Subsidiary Consents have been duly authorized, executed and delivered by each Borrower, Holdings and each Guarantor, as applicable, and constitutes a legal, valid and binding obligation of each Borrower, Holdings and each Guarantor, as applicable, enforceable against each Borrower, Holdings and each Guarantor, as applicable, in accordance with their terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of each Borrower, Holdings and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof, the Amendment Effective Date and the Tranche B Dollar Loan Reduction Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 6. Fees and Expenses

(a) As consideration for the execution of this Amendment, the Borrowers and each other Loan Party jointly and severally agrees to pay to the Administrative Agent for the account of each Lender for which the Administrative Agent shall have received (by facsimile or otherwise) an executed signature page (or a release from escrow of a signature page previously delivered in escrow) for this Amendment by 5 p.m. (New York Time) on February 18, 2004 (or such later date or time as the Administrative Agent and the Company may agree), an amendment fee equal to 0.05% of the sum of such Lender’s Revolving Credit Commitments then in effect plus the amount of such Lender’s outstanding Term Loans.

(b) The Borrowers and each other Loan Party agrees to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents).

Section 7. Reference to the Effect on the Loan Documents

(a) Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date or the Tranche B Dollar Loan Reduction Effective Date, as applicable.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 8. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 10. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 11. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

Section 12. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

Section 13. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 14. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

JOHNSONDIVERSEY, INC., as Borrower

/s/ Michael J. Bailey
Name:	Michael J. Bailey
Title:	Executive Vice President & CFO

JOHNSONDIVERSEY CANADA, INC., as Borrower

By:	/s/ Francisco Sanchez
Name:	Francisco Sanchez
Title:	Treasurer

JOHNSONDIVERSEY NETHERLANDS II B.V., as Borrowers

By:	/s/ Luis Machado
Name:	Luis Machado
Title:	Managing Director

JOHNSON PROFESSIONAL CO., LTD. as Borrowers

By:	/s/ Morio Nishikawa
Name:	Morio Nishikawa
Title:	Regional President Japan

JOHNSONDIVERSEY HOLDINGS, INC., as Holdings

/s/ Michael J. Bailey
Name:	Michael J. Bailey
Title:	Vice President

CITICORP USA INC., as Administrative Agent

By:	/s/ Myles Kassin
Name:	Myles Kassin
Title:	Vice President

- ii -

EXHIBIT A

FORM OF CONSENT AND AGREEMENT OF SUBSIDIARY GUARANTORS

The undersigned hereby consents to Amendment No. 2, Consent and Waiver, dated as of the date hereof, to the Credit Agreement (the “Amendment”; capitalized terms used herein but not defined herein are used with the meanings given them in the Amendment), entered into among JohnsonDiversey, Inc., a Delaware corporation, JohnsonDiversey Canada, Inc., an Ontario corporation, Johnson Diversey Holdings II B.V., a Dutch corporation, and Johnson Professional Co., Ltd, a Japanese corporation and Citicorp USA, Inc., as Administrative Agent on behalf each Lender executing a Lender Consent.

The undersigned further agrees that the terms of the Amendment shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by the Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

This Consent may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Consent. Notices to parties hereto shall be given as provided in the Amendment.

The terms of this Consent shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This Consent shall be governed by and construed in accordance with the law of the State of New York.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Consent to be duly executed and delivered as of                     ,             .

U.S. GUARANTORS

Johnson Polymer, LLC

By:
Name:	Joanne Brandes
Title:	Vice President

Chemical Methods Associates, Inc.
Chemical Methods Leasco, Inc.

By:
Name:	David Quast
Title:	Secretary

Integrated Sanitation Management, Inc.
Johnson Diversey Puerto Rico, Inc.
Johnson Diversey Shareholdings, Inc.
Johnson Diversey Subsidiary #1 LLC
Johnson Wax Diversey Shareholdings, Inc.
Professional Shareholdings, Inc.
The Butcher Company

By:
Name:	Luis F. Machado
Title:	Vice President

JDI CEE, Inc

By:
Name:	Luis F. Machado
Title:	Treasurer

DuBois International, Inc.

By:
Name:	Luis F. Machado
Title:	Assistant Secretary

[SIGNATURE PAGE TO CONSENT AND AGREEMENT OF SUBSIDIARY GUARANTORS]

Whitmire Micro-Gen Research Laboratories, Inc.
JWPR Corporation

By:
Name:	Francisco Sanchez
Title:	Vice President

Auto-C, LLC
JWP Investments, Inc.

By:
Name:	Jeffrey Haufschild
Title:	Assistant Treasurer

NON U.S. GUARANTORS:

Argentina:
JohnsonDiversey de Argentina

By:
Name:	Pedro Chidichimo
Title:	Managing Director

Australia:
JohnsonDiversey Australia Pty. Limited
Johnson Wax Professional Australia Pty. Ltd.

New Zealand:
JohnsonDiversey New Zealand Limited

By:
Name:	Michael Shea
Title:	Regional Finance Director/ Australia & New Zealand

Brazil:
DiverseyLever Brasil Ltda.

By:
Name:	Breno Madiera
Title:	Finance Director

France:

[SIGNATURE PAGE TO CONSENT AND AGREEMENT OF SUBSIDIARY GUARANTORS]

Johnson Professional Holdings S.A.S.
JohnsonDiversey (France) S.A.S.

By:
Name:	Javier Mejias
Title:	Managing Director

Germany:
DuBois Chemie GmbH
JohnsonDiversey Deutschland Management GmbH
JohnsonDiversey Deautschland GmbH & Co OHG

By:
Name:	Herwarth Brune
Title:	Managing Director

Hungary:
JohnsonDiversey Acting Off-shore Capital Management Limited Liability Company

By:
Name:	Ildiko Berencsi
Title:	Managing Director

Japan:
Diversey Co. Ltd.
Johnson Professional Co. Ltd.
JohnsonDiversey Co., Ltd.
Teepol, Ltd.

By:
Name:	Morio Nishikawa
Title:	Regional President Japan

Netherlands:
JohnsonDiversey B.V.
Johnson Diversey Europe B.V.

By:
Name:	Craig Donaldson
Title:	Director

[SIGNATURE PAGE TO CONSENT AND AGREEMENT OF SUBSIDIARY GUARANTORS]

Netherlands:
Diversey IP International B.V.

By:
Name:	Warren Bovee
Title:	Managing Director

Netherlands:
JohnsonPolymer B.V.

By:
Name:	Jaap Wierink
Title:	Managing Director

Spain:
JohnsonDiversey España S.L.

By:
Name:	Guillermo Lopez
Title:	Managing Director

Canada:
JohnsonDiversey Canada, Inc.

Turkey:
Kimya Sanayi ve Ticaret A.S.

By:
Name:	David Quast
Title:	Director

[SIGNATURE PAGE TO CONSENT AND AGREEMENT OF SUBSIDIARY GUARANTORS]

United Kingdom:
Diversey (Europe) Limited
Diversey (UK) Limited
JohnsonDiversey UK Holdings, Ltd.
JohnsonDiversey UK Ltd.
Diversey Industrial Limited

By:
Name:	Emma Dobson
Title:	Finance Director

United Kingdom:
JohnsonDiversey Equipment Limited

By:
Name:	Ken Bird
Title:	Managing Director

Hungary:
JohnsonDiversey Hungary Ltd.

Netherlands:
JohnsonDiversey Holdings II B.V.

By:
Name:	Luis Machado
Title:	Managing Director

Italy:
JohnsonDiversey S.p.A.

Mexico:
JohnsonDiversey Mexico, S.A. de C.V.

Netherlands:
Johnson Wax Professional B.V.

Portugal:
JohnsonDiversey Portugal S.A.
S.C. Johnson Professional Productos Quimicos Lda.

By:
Name:	Luis Machado
Title:	Director

[SIGNATURE PAGE TO CONSENT AND AGREEMENT OF SUBSIDIARY GUARANTORS]

ACKNOWLEDGED AND AGREED as of the date first above written:

CITICORP USA, INC. as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO CONSENT AND AGREEMENT OF SUBSIDIARY GUARANTORS]

EXHIBIT B

FORM OF CONSENT OF LENDERS

TO

AMENDMENT NO. 2 CONSENT AND WAIVER TO CREDIT AGREEMENT

Each of the undersigned is a Lender or Issuer party to the Credit Agreement, dated as of dated as of May 3, 2002 (as amended to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement), among JohnsonDiversey, Inc., a Delaware corporation, JohnsonDiversey Canada, Inc., an Ontario corporation, Johnson Diversey Holdings II B.V., a Dutch corporation, Johnson Professional Co., Ltd, a Japanese corporation, JohnsonDiversey Holdings, Inc., a Delaware corporation, the Lenders and Issuers (in each case as defined therein) party thereto, Citicorp USA, Inc., as administrative agent for the Lenders and the Issuers, Goldman Sachs Credit Partners L.P., as Syndication Agent for the Lenders and the Issuers, and Bank One NA, ABN Amro Bank N.V., Royal Bank of Scotland plc, New York Branch, and General Electric Capital Corporation as Co-Documentation Agents for the lenders and issuers.

Each of the undersigned hereby consents, pursuant to and in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement, to the amendments and other terms of Amendment No. 2, Consent and Waiver, dated as of February     , 2004, to the Credit Agreement (the “Amendment”) and acknowledges and agrees to be bound by the terms of such Amendment and that the terms of such Amendment shall not affect its obligations and liabilities as a Lender under the Loan Documents (other than as expressly described in such Amendment), that all of such obligations and liabilities remain in full force and effect and are hereby reaffirmed.

This consent may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this consent. Notices to parties hereto shall be given as provided in the Amendment.

The terms of this consent shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This consent shall be governed by and construed in accordance with the law of the State of New York.

Dated as of February     , 2004.

[SIGNATURE PAGES FOLLOW]

Lenders:

By:
Name:
Title:

[SIGNATURE PAGE TO LENDER CONSENT]

SCHEDULE I

COMMITMENTS

N/A

SCHEDULE IA

Lender	Additional Tranche B Dollar Commitment
Citicorp USA, Inc.	$2,955,000

SCHEDULE 4.16

USE OF PROCEEDS

N/A